UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 1, 2023
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Addresses of Principal Executive Offices)
(515) 330-3340
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2023, the Board of Directors of F&G Annuities & Life, Inc. (the “Company”) adopted a resolution to set the size of the Company’s Board of Directors at seven and elected Douglas Martinez to serve on our Board of Directors. Mr. Martinez will serve in Class I of our Board of Directors and his term will expire at the annual meeting of our shareholders to be held in 2024.

Mr. Martinez has served as Chairman and CEO of Cross Section Capital, a privately held institution with a focus on Mergers & Acquisitions that also provides an array of traditional investment banking services, since May of 2019. From January 2018 thru April 2019, Mr. Martinez served as President and Chief Executive Officer for Christian Community Credit Union, a national regulated non-profit banking institution with over 30,000 members. Mr. Martinez previously served as CEO of Cross-Section Ventures, Inc a privately held Creative Technology and Investment entity from May of 2005 thru 2018. Mr. Martinez has 38 years of Senior Executive leadership experience across multiple areas of management that include sales, strategic marketing, operations, finance, risk management and corporate/board governance. His successful career includes holding Senior Executive roles with broad management and governance responsibilities for several global organizations, including Managing Director of American Standard’s Global Faucet and Brass business from June 1984 thru October 1988, Vice President, Executive Director of Price Pfister Pfaucets (which was sold to the Black & Decker Company in 1990) from November 1988 thru December 1995. Mr. Martinez also served as Senior Vice President of RSI Home Products from January 1996 thru 1999. From February 2000 thru April 2004 Mr. Martinez was active in the management of several successful private equity investment transactions.

Mr. Martinez is not a party to any related party transactions with the Company. He will receive customary compensation paid to our non-employee directors.

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: April 3, 2023	By:	/s/ Jodi Ahlman
Name: Jodi Ahlman
Title: General Counsel & Secretary